UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
May 6, 2008
ENCORE WIRE CORPORATION
(Exact name of Registrant as specified in its charter)

Delaware	0-20278	75-2274963

(State or other jurisdiction of incorporation or organization)	Commission File Number	(I.R.S. Employer Identification No.)

1329 Millwood Road McKinney, Texas	75069

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (972) 562-9473

(Former name, former address and former fiscal year, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2—Financial Information
Item 2.02 Results of Operations and Financial Condition.
     On May 6, 2008, Encore Wire Corporation (the “Company”) held its 2008 Annual Meeting of Stockholders (“Annual Meeting”). At the Annual Meeting, Company representatives discussed, among other things, the financial results of the Company for fiscal 2007, as disclosed in the Company’s Form 10-K for the year ended December 31, 2007.
     During the Annual Meeting, the Company disclosed certain non-GAAP financial information related to the Company’s operations. The non-GAAP financial information disclosed was a presentation slide that compared the Company’s EBITDA for fiscal years 1996 — 2007 (the “Slide”). A copy of the Slide is attached hereto as Exhibit 99.1 and incorporated herein by reference.
     The Company is filing this Form 8-K to reconcile EBITDA (the non-GAAP financial information disclosed) with net income. EBITDA as presented is calculated as follows:

	2007	2006	2005	2004	2003
Net Income	$30,796,477	$115,133,195	$50,078,456	$33,360,037	$14,375,665
Add:
Income Tax Expense	$16,013,857	$61,607,277	$24,898,441	$18,444,121	$8,086,600
Interest Expense	$5,833,919	$7,686,013	$3,928,905	$2,856,718	$2,423,230
Depreciation and Amortization	$13,462,584	$12,222,060	$12,275,471	$11,626,004	$12,630,221

EBITDA	$66,106,837	$196,648,545	$91,181,273	$66,286,880	$37,515,716

	2002	2001	2000	1999	1998
Net Income	$5,964,060	$9,129,798	$8,049,845	$6,593,977	$17,567,340
Add:
Income Tax Expense	$3,354,700	$5,135,723	$4,528,100	$3,880,100	$11,602,400
Interest Expense	$1,666,180	$1,832,966	$4,079,928	$2,921,762	$1,876,315
Depreciation and Amortization	$10,686,444	$9,633,040	$9,187,014	$8,088,036	$5,937,398

EBITDA	$21,671,384	$25,731,527	$25,844,887	$21,483,875	$36,983,453

	1997	1996
Net Income	$21,692,775	$7,159,090
Add:
Income Tax Expense	$14,163,061	$4,481,707
Interest Expense	$1,367,068	$1,722,445
Depreciation and Amortization	$4,060,126	$3,396,017

EBITDA	$41,283,030	$16,759,259

     EBITDA is defined as net income before interest, income taxes, depreciation and amortization. EBITDA was presented because it is a required component of financial ratios reported by the Company to the Company’s banks, and is also frequently used by securities analysts, investors and other interested parties, in addition to and not in lieu of Generally Accepted Accounting Principles (GAAP) results to compare to the performance of other companies who also publicize this information. Financial analysts frequently ask for EBITDA when it has not been presented. EBITDA is not a measurement of financial performance under GAAP and should not be considered an alternative to net income as an indicator of the Company’s operating performance or any other measure of performance derived in accordance with GAAP.
     Limitation on Incorporation by Reference:
     The information in this report, including exhibits, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section.
Section 7—Regulation FD
Item 7.01 Regulation FD Disclosure.
     The information provided in Item 2.02 above is hereby incorporated herein by reference.
Section 9—Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

99.1	May 6, 2008 Slide from the Company’s Annual Meeting.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ENCORE WIRE CORPORATION
Date: May 6, 2008	By:	/s/ FRANK J. BILBAN
Frank J. Bilban, Vice President -- Finance,
Chief Financial Officer, Treasurer and Secretary

INDEX TO EXHIBITS

Item	Exhibit
99.1	May 6, 2008 Slide from the Company’s Annual Meeting.